UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2014

United Security Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-14549	63-0843362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

131 West Front Street
Post Office Box 249
Thomasville, Alabama 36784
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (334) 636-5424

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

          On December 19, 2104, First United Security Bank, the wholly owned banking subsidiary of United Security Bancshares, Inc., issued a press release announcing that the bank has changed its named to “First US Bank,” effective as of December 15, 2014.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Exhibit
99.1	Press Release dated December 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 19, 2014	UNITED SECURITY BANCSHARES, INC.

		By:	/s/ Beverly J. Dozier
		Name:	Beverly J. Dozier
Vice President, Secretary and Assistant Treasurer